SKYSTAR

Roth Capital Conference
September 2007
Scott Cramer, Director, Skystar Bio-Pharmaceutical

Safe Harbor Statement

SKYSTAR

Statements in this presentation may be "forward-looking statements" within the meaning of federal securities laws. The matters discussed herein that are forward-looking statements are based on current management expectations that involve risks and uncertainties that may result in such expectations not being realized. Forward-looking statements involve risks and uncertainties that may cause actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition expressed or implied in any forward-looking statements. Such risks include, but are not limited to, competition in the veterinary biopharmaceutical industry, declines in demand for the Company's products, rising raw materials costs, changes to management or key personnel, risks associated with conducting business in China, the Company's ability to expand into markets outside of China and other risks detailed in the Company's filings with the Securities and Exchange Commission. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous potential risks and uncertainties. Forward-looking statements made during this presentation speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation.

Because forward-looking statements are subject to risks and uncertainties, we caution you not to place undue reliance on any forward-looking statements. All written or oral forward-looking statements by the Company or persons acting on its behalf are qualified by these cautionary statements.

Equity Snapshot

SKYSTAR

• Listed on the OTC BB	SKBI
• FY Ends	Dec 31st
• Price on 08/30/2007	$1.20
• 52-Week High/Low	$2.60/ $0.95
• Revenues (ttm)	$10.8 M
• Net Income (ttm)*	$2.0 M
• Market Capitalization	$21.0 M
• Diluted Shares Outstanding (06/30/07)	17.5 M
• 2007 Est. Revenue	$12 – 14 M
• 2007 Est. Non-GAAP Net income	$2.5 – 3 M
• 2007 Estimated P/E	6.3x – 7.3x

* Non-GAAP excluding amortization of deferred compensation of $905,912 and non cash expense related to amortization of convertible debenture and warrants of $755,524

Investment Highlights

SKYSTAR

- Modernization of meat processing drives double-digit growth in China's $1.8 billion veterinary industry
- Newly regulated industry in China with no market leader
- Extensive product line covering all key segments of animal farming industry



Investment Highlights

- Rapidly growing high margin veterinary line
- Expanded production capacity by 200% to meet demand
- Proven track record of strong financial growth



Company Overview

China-based producer and distributor of veterinary medicines, vaccines, microorganisms and feed additives

- Over 100 products in portfolio
- Over 50 products under development
- Strategic sales and distribution network of 500 distribution agents covering 27 provinces



Company Overview

China-based producer and distributor of veterinary medicines, vaccines, microorganisms and feed additives

- Good Manufacturing Practice (GMP) compliant production facilities and processes
- Headquartered in Xi’an, Shaanxi Province, China
- 230 employees with 210 full time (as of 08/30/2007)



Modernization of Livestock Industry Supports Increasing Demand

- China is the largest producer of poultry and livestock in the world with total output exceeding $172.9 billion in 2005*
- Industry evolving from single farmer to large-scale meat processing plants

**National Bureau of Statistics*

Modernization of Livestock Industry Supports Increasing Demand

- Government supports rapid development of modernization
  - Improve overall production and quality to meet international standards
  - Must adhere to Good Manufacturing Practices



Animal Husbandry Output in China ($B)*
$200
$150
$100
$50
$0
1980 1989 1991 1993 1995 1997 1999 2001 2003 2005

*National Bureau of Statistics

Increasing Output of Meat and Eggs

- Total 2006 output of
  - Meat and poultry estimated at 81 million tons, up 5% from 2005*
  - Eggs estimated at 29.5 million tons, up 3% from 2005*



Output of Meat in China
(Millions tons)*
90
80
70
60
50
40
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

*National Bureau of Statistics

Rapidly Growing Veterinary Industry

SKYSTAR

- $1.8 billion market for veterinary medicine and pharmaceuticals in China growing 24% annually*
- Higher living standards spur demand for animal-based food sources



*OECD Economic Survey of China 2005 and China Annual Book of Statistics 2005

** Chinese Government Official Web Portal

Rapidly Growing Veterinary Industry

SKYSTAR

- Disease prevention
  - Animal diseases such as the Avian Flu and blue-ear disease in China cost $5.18 billion annually**
  - Flu Prevention estimated at $0.7~1.2 billion in 2005*
  - Parasitic diseases prevention estimated at $125* million in 2005
- Growing pet ownership



**OECD Economic Survey of China 2005* and *China Annual Book of Statistics 2005*

*** Chinese Government Official Web Portal*

Vibrant Aquaculture Industry

SKYSTAR

- Aquaculture production in China was 33.6 million tons in 2005*
- China contributes to 70% of the worlds aquaculture
- China is only country in the world with aquaculture greater than wild catch



*Food and Agriculture Organization of the United Nations

Vibrant Aquaculture Industry

SKYSTAR

- Aquaculture expected to increase as China is restraining offshore fishing until 2010

- Aqua feed estimated at 13.4 million tons in 2007



*Food and Agriculture Organization of the United Nations

Competitive Landscape

- Largest competitors: State Owned Enterprises
- Majority of over 2,600 competitors with GMP certification only offer 1-2 drugs
- High barriers for international competitors



Competitive Landscape

- **Skystar's competitive advantages**
  - Building leadership position
    - Extensive portfolio
    - National brand
    - Distribution network
    - Establishing 300 franchise stores in 2007
  - Only U.S. listed veterinary supply company in China



Product Portfolio

- Broad portfolio of products covering all areas of animal health care



2Q 2007 % Revenue by Product Line
5.0%
39.0%
45.0%
11.0%
Veterinary medications
Feed additives
Microorganisms
Vaccines

Product Portfolio / Veterinary Medicines

SKYSTAR

- Over **80 veterinary medicines** in the form of powder, injection and tablets for poultry, livestock and pets
- Received approval for **52 new drugs** this year from Ministry of Agriculture
    - Expect to receive approval for **48 additional drugs** by year end
    - Average gross margin for new drugs expected to be above 50%




猛力菌毒清
猪胖胖
消积散



Product Portfolio /Microorganisms

- Over 10 microorganisms products to cure and prevent livestock diseases
- Developed over 20 new microorganism products with drug-resistant lactobacillus acidophilus
- Recently began producing microbial strains in-house
  - Key ingredient for microorganisms & feed additives
  - Reduces production cost by 90%







Product Portfolio / Veterinary Vaccines

SKYSTAR

- Over 10 vaccine products that cover both active vaccines and inactive vaccines
- Top vaccine product: DLV Avian Coccidiosis vaccine
- New workshop for research and development of vaccines to be completed by the end of 2007



兽用
猪多杀性巴氏杆菌病
活疫苗
西安天益生物药业股份有限公司



Product Portfolio / Feed Additives

SKYSTAR

- $40 billion market in 2006*
- 12 feed additive products in a few series such as multi-enzyme amine and sodium diacetate
- Optimize production yield and health of livestock







*China Feed Industry Association

Expanding Products & Capacity

- New GMP certified plant increases capacity by 200%
  - Six billion doses of vaccines
  - 6,250 metric tons of microorganisms / probiotics feed additives



Expanding Products & Capacity

SKYSTAR

- New GMP certified plant increases capacity by 200%
  - 50 million doses of medicines in liquid form
  - 200 million veterinary tablets
  - 3,000 metric tons of powder form of veterinary medication



Strong R&D Focus

- Strategic partnerships
  - Shanghai Institute of Animal Parasitology of The Chinese Academy of Agricultural Sciences
  - Jiangsu Microorganism Institute
  - Shaanxi Microbial Institute



R&D Projects

SKYSTAR

- Specialized vaccines and veterinary medicines to prevent Avian Influenza (H5N1) infection in birds
- Products to stimulate the release of growth hormones in piglets
- New feed additives based on protein technology and complex enzyme preparations
- Over 20 products for new domestic animal veterinary line

Rapidly Respond to Market Demand

SKYSTAR

Launched several products targeting porcine reproductive and respiratory syndrome (PRRS), aka blue ear disease

- April, 2007 launched Chinese Goldthread (Huanglian) Detoxification Powder ("CGDP")
  - Tests demonstrate effectiveness in treating PRRS



Rapidly Respond to Market Demand

SKYSTAR

Launched several products targeting porcine reproductive and respiratory syndrome (PRRS), aka blue ear disease

- July, 2007 launched First Aid Kit for Swine High Fever Syndrome
  - Cures the complications caused by blue ear disease
  - Sold over 3,000 kits to date



Expanding Sales & Marketing

SKYSTAR

- Open four major branch companies to cover all of China
- Open more than 300 Skystar franchise chain stores in 2007
- Doubled number of distributors to over 500
- Commitment to after sales support



Increasing Marketing

SKYSTAR

- Increase print media through expanding advertising from two magazine/newspapers to six

- Produce and run more commercials on local TV channels

- Organize local seminars, a popular source of information in rural areas

- Attend more nationwide industry conferences

Experienced Management

Weibing Lu, Chairman and CEO

- Founded Xian Tianxing in 1997
- BS from Wuhan University in 1985 and MBA from Xi'an University in 1999.
- Awarded Outstanding Entrepreneur of Xi'an Feed Industry in 2002
- Appointed as a Director of Xi'an Institute of Feed Industry

Experienced Management

SKYSTAR

Wei Wen, Director and Vice General Manager

- Secretary of the Board and Vice GM since founding of Xian Tianxing.
- Graduated from Xi' an University of Science and Industry in 1986
- Manager and Vice GM at the Sales Department of two companies from 1990 to 1997

Experienced Management

Xinya Zhang, Director and Vice GM

- Vice GM since founding of Xian Tianxing
- Graduated from Northwest Agricultural University in Shaanxi Prov.
- Factory Director and General Engineer of Xi'an Hua'an Livestock Group Co. Feed Factory from 1990 to 1997

Strong Revenue Growth


3 year CAGR 102.4%
$1.2
$4.0
$6.0
$9.8
$4.7
$13.0
2003
2004
2005
2006
6 Mos 2007
2007 E

(Revenues in $M)

Strong Year/ Year Quarterly Growth



$1.0
$2.8
$3.6
$2.5
$1.4
$3.4
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07

(Revenues in $M)

Increasing Gross Margin



3 year CAGR 99.5%
$6.0
$3.0
$0.0
60%
30%
0%
46.6%
46.1%
49.7%
44.7%
55.5%
$0.6
$1.8
$3.0
$4.4
$2.6
2003
2004
2005
2006
6 Mos 2007
Gross profit ($M)
Gross margin

Increasing Net Income



3 year CAGR 184.2%
$4
$2
$0
40%
20%
0%
$0.1
$1.1
$2.0
$2.4
$0.9
$3.0
8.8%
27.9%
33.0%
24.3%
16.1%
23.1%
2003
2004
2005
2006*
6 Mos 2007**
2007 E
Net income ($M)
Profit margin

*Non-GAAP excluding amortization of deferred compensation of $1.2 million.

** Non-GAAP excluding amortization of deferred compensation of $360,899 and non cash expense related to amortization of convertible debenture and warrants of $755,524

Quarterly Net Income



$1.0
$0.5
$0.0
25%
20%
15%
10%
5%
0%
$0.2
15.4%
$0.5
17.3%
$0.8
22.2%
$0.3
11.4%
$0.1
8.7%
$0.8
22.8%
1Q06
2Q06
3Q06
4Q06*
1Q07**
2Q07***
Net income ($M)
Profit margin

* Non-GAAP excluding amortization of deferred compensation of $545,013

** Non-GAAP excluding amortization of deferred compensation of $360,899 and non cash expense related to amortization of convertible debenture and warrants of $132,794

*** Non-GAAP excluding non cash expense related to amortization of convertible debenture and warrants of $622,730

Balance Sheet

($ in thousands)	2Q 2007	2006
Cash and Cash Equivalents	2,900	262
Total Current Assets	5,226	999
Total Assets	17,801	12,247
Total Current Liabilities	1,287	1,538
Working Capital	3,939	(538)
Debt/ Equity	.19	.26
Total Stockholders' Equity	14,989	9,747

Earnings Per Share Reconciliation

SKYSTAR

Adjusted Net income	Q1 2007		Q2 2007		Six Months 2007	
Net Income (Loss) Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS
Adjusted Amount	122,975	.01	771,041	0.04	533,116	0.03
Adjustments						
Deferred Debenture Expense (1)	40,876	.00	122,628	0.007	163,504	0.01
Discount on Debenture (2)	91,918	.01	500,102	0.029	592,020	0.04
Amortization of Deferred Compensation Expense (3)	360,899	.03				
Discount on convertible debenture net of interest expense				0.23		0.23
Amount per consolidated statement of operations (4)	(267,559)	(.03)	148,311	(0.22)	(222,409)	(0.26)

(1) Non cash expense related to debt issue costs
(2) Non cash expense related to costs of amortization of convertible debenture and warrants
(3) Non cash amortization of deferred compensation expense
(4) Adds back the write down of the remaining discount on convertible debentures of $4,075,000 net of interest expense of $81,108 which is used to calculate fully diluted earnings per share

Equity Capital Table

SKYSTAR

Basic shares outstanding	12,795,549
Preferred stock	2,000,000
Common stock underlying convertible debentures	4,727,000
Warrants to purchase common stock (exercise price: $1.20)	4,075,000
Placement agent warrants (exercise price: $1.00)	570,500
Total	18,093,049

Attractive Valuation

SKYSTAR

Company	Ticker Symbol	Stock Price	Market Cap	EPS (ttm)	P/E	Rev. Growth Rate (MRQ) v 1 Yr Ago	Gross Margin (ttm)	Profit Margin (ttm)
Skystar	SKBI	$1.20	21.0 M	$0.14*	8.6*	22.7%	49%	18.3%*
Heska Corp.	HSKA	$2.09	107.2 M	$0.10	21.6	8.4%	42.6%	6.4%
MWI Veterinary Supply	MWIV	$37.59	451.6M	$1.33	27.1	12.1%	13.2%	2.3%
Neogen Corp.	NEOG	$31.83	297.9M	0.97	31.8	14.4%	51.7%	10.6%
Immucel Corp.	ICCC	$3.66	10.6 M	0.19	20.5	8.5%	59.4%	12.9%
VCA Antech Inc.	WOOF	$40.14	3.4 B	1.30	30.7	17.7%	28.1%	10.4%
As of Aug 30, 2007, all data from Reuters				***Average***	***26.3***	***12.2%***	***39.0%***	***8.5%***

* Non-GAAP excluding amortization of deferred compensation of $905,912 and non cash expense related to amortization of convertible debenture and warrants of $755,524

Investment Summary

SKYSTAR

- Establishing leading position in rapidly growing veterinary care market
- Building extensive portfolio of high margin products
- Increased capacity 200% to meet growing demand

Investment Summary

- Strong research & development initiatives improve product quality and animal health
- Expanding sales and distribution network
- Experienced management team

Thank You

Skystar Bio-Pharmaceutical Company
Scott Cramer, Director - U.S. Representative
Phone: 407-645-4433
Email:scramer@skystarbio-pharmaceutical.com

CCG Elite Investor Relations
Leslie Richardson
Phone: 310-231-8600 x 122
leslie.richardson@ccgir.com